                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 29, 2002



                              Hercules Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                     001-00496                    51-0023450
--------------------        -----------------------       ----------------------
  (State or other           (Commission File Number)          (IRS Employer
  jurisdiction of                                         Identification Number)
   incorporation)



                                 Hercules Plaza
                            1313 North Market Street
                         Wilmington, Delaware 19894-0001
              ----------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (302) 594-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets.

         On April 29, 2002, Hercules Incorporated ("Hercules") announced the completion of the sale of the Water Treatment Business, consisting of the BetzDearborn Division and certain Pulp and Paper Division treatment businesses, to GE Specialty Materials ("GESM"), a unit of General Electric Company.

         The sale price was $1.8 billion in cash, resulting in net after tax proceeds of approximately $1.665 billion. As previously announced, the Company used the net proceeds to prepay debt under its senior credit facility and ESOP credit facility. Pursuant to the March 6, 2002 amendments to the senior credit facility and the ESOP credit facility, the following provisions became effective upon the consummation of the sale and the prepayment of debt:

         i. the release of the subsidiary stock pledged to the collateral agent;

         ii. the elimination of the requirement that stock of any additional subsidiaries be pledged in the future; and

         iii. increases in the permitted amounts of asset purchases and dispositions.

         Proceeds from the divestiture will also serve as collateral for outstanding letters of credit.

Item 7.  Financial Statements and Exhibits.

         (b)      Pro Forma Financial Information.

                  Unaudited Pro Forma Consolidated Statement of Operations for the years ended December 31, 2001, 2000, and 1999.


                  Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2002 and 2001.

                  Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2002.

         (c)      Exhibits.

                  None

         Basis of Presentation

                  The following unaudited pro forma consolidated financial statements reflect the divestiture of Hercules' Water Treatment Business after giving effect to the pro forma adjustments described in the accompanying notes. These unaudited pro forma consolidated financial statements have been prepared from, and should be read in conjunction with, the historical consolidated financial statements and notes thereto of Hercules, which are included in Hercules' Annual Report on Form 10-K for the year ended December 31, 2001 and Quarterly Report on Form 10-Q as of March 31, 2002 and for the three months ended March 31, 2002 and 2001, respectively.

                  The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the divestiture been consummated at the dates indicated, nor is it necessarily indicative of future operating results or financial position of Hercules.

                  The unaudited pro forma consolidated statements of operations give effect to the divestiture as if it had occurred at the beginning of the earliest period presented. The unaudited pro forma balance sheet gives effect to the divestiture as if it had occurred on March 31, 2002.

                              HERCULES INCORPORATED
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                                   (UNAUDITED)

                                                               (In millions, except per share)
                                                                    Pro Forma Adjustments
                                                                   -----------------------
                                                                     Water
                                                                    Treatment     Other
                                                        Hercules   Business(1) Adjustments     Pro Forma
                                                        --------   ----------- -----------     ---------
Net Sales                                                $ 2,620     $   843     $    --        $ 1,777
 Cost of Sales                                             1,464         336         (15)(2)      1,143
 Selling, general and administrative expenses                743         341          --            402
 Research and development                                     67          14          --             53
 Goodwill and intangible asset amortization                   76          52          --             24
 Other operating income, net                                 (17)         --          --            (17)
                                                         -------     -------     -------        -------
  Profit from operations                                     287         100          15            172
Interest and debt expense                                    196          --         128(3)          68
Preferred security distributions of subsidiary trusts         58          --          --             58
Other expense, net                                           (10)         (2)         --             (8)
                                                         -------     -------     -------        -------
Income before income taxes and equity loss                    23          98        (113)            38
Provision (benefit) for income taxes                          72          55         (40)(4)         57
                                                         -------     -------     -------        -------
  (Loss) income before equity loss                           (49)         43         (73)           (19)
Equity loss of affiliated companies, net of tax               (9)         --          --             (9)
                                                         -------     -------     -------        -------
  Net (loss) income                                      $   (58)    $    43     $   (73)       $   (28)
                                                         =======     =======     =======        =======
Basic and diluted loss per share:
 Per share - basic                                       $ (0.54)                               $ (0.26)
 Weighted average shares outstanding - basic               108.2                                  108.2
 Per share - assuming dilution                           $ (0.54)                               $ (0.26)
 Weighted average shares outstanding - diluted             108.2                                  108.2

     See accompanying notes to pro forma consolidated financial statements.

                              HERCULES INCORPORATED
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)

                                                                (In millions, except per share)
                                                                     Pro Forma Adjustments
                                                                     ---------------------
                                                                       Water
                                                                      Treatment    Other
                                                         Hercules    Business(1) Adjustments     Pro Forma
                                                         --------    ----------- -----------     ---------
Net Sales                                                 $ 3,152      $   849     $    --         $ 2,303
 Cost of Sales                                              1,784          332         (16)(2)       1,468
 Selling, general and administrative expenses                 810          367          --             443
 Research and development                                      80           16          --              64
 Goodwill and intangible asset amortization                    80           56          --              24
 Other operating income, net                                  (46)          --          --             (46)
                                                          -------      -------     -------         -------
   Profit from operations                                     444           78          16             350
Interest and debt expense                                     164           --         121(3)           43
Preferred security distributions of subsidiary trusts          96           --          --              96
Other expense, net                                            (18)          --          --             (18)
                                                          -------      -------     -------         -------
Income (loss) before income taxes and equity loss             166           78        (105)            193
Provision (benefit) for income taxes                           66           46         (37)(4)          57
                                                          -------      -------     -------         -------
   Income (loss) before equity loss                           100           32         (68)            136
Equity loss of affiliated companies, net of tax                (2)          --          --              (2)
                                                          -------      -------     -------         -------
   Net income (loss)                                      $    98      $    32     $   (68)        $   134
                                                          =======      =======     =======         =======
Basic and diluted earnings per share:
 Per share - basic                                        $  0.91                                  $  1.25
 Weighted average shares outstanding - basic                107.2                                    107.2
 Per share - assuming dilution                            $  0.91                                  $  1.25
 Weighted average shares outstanding - diluted              107.4                                    107.4

     See accompanying notes to pro forma consolidated financial statements.

                              HERCULES INCORPORATED
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                   (UNAUDITED)

                                                                 (In millions, except per share)
                                                                      Pro Forma Adjustments
                                                                     ------------------------
                                                                       Water
                                                                      Treatment     Other
                                                         Hercules    Business(1)  Adjustments      Pro Forma
                                                         --------    -----------  -----------      ---------
Net Sales                                                 $ 3,309      $   846      $    --         $ 2,463
 Cost of Sales                                              1,831          325          (18)(2)       1,524
 Selling, general and administrative expenses                 787          340           --             447
 Research and development                                      85           18           --              67
 Goodwill and intangible asset amortization                    79           62           --              17
 Other operating expenses, net                                 47           --           --              47
                                                          -------      -------      -------         -------
   Profit from operations                                     480          101           18             361
Interest and debt expense                                     185           --          106(3)           79
Preferred security distributions of subsidiary trusts          51           --           --              51
Other expense, net                                             (2)          (1)          --              (1)
                                                          -------      -------      -------         -------
Income (loss) before income taxes and equity income           242          100          (88)            230
Provision (benefit) for income taxes                           75           58          (31)(4)          48
                                                          -------      -------      -------         -------
   Income (loss) before equity income                         167           42          (57)            182
Equity income of affiliated companies, net of tax               1           --           --               1
                                                          -------      -------      -------         -------
   Net income (loss)                                      $   168      $    42      $   (57)        $   183
                                                          =======      =======      =======         =======
Basic and diluted earnings per share:
 Per share - basic                                        $  1.63                                   $  1.77
 Weighted average shares outstanding - basic                103.2                                     103.2
 Per share - assuming dilution                            $  1.62                                   $  1.76
 Weighted average shares outstanding - diluted              103.9                                     103.9

     See accompanying notes to pro forma consolidated financial statements.

                              HERCULES INCORPORATED
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2002
                                   (UNAUDITED)

                                                              (In millions, except per share)
                                                                    Pro Forma Adjustments
                                                                   ----------------------
                                                                    Water
                                                                   Treatment    Other
                                                       Hercules(5) Business   Adjustments    Pro Forma
                                                       ----------- --------   -----------    ---------
Net Sales                                                $  402      $    --                   $ 402
 Cost of Sales                                              243           --        (4)(2)       247
 Selling, general and administrative expenses                88           --        --            88
 Research and development                                    10           --        --            10
 Goodwill and intangible asset amortization                   2           --        --             2
 Other operating expenses, net                                5           --        --             5
                                                         ------      -------     -----         -----
   Profit from operations                                    54           --         4            50
Interest and debt expense                                    36           --        20(3)         16
Preferred security distributions of subsidiary trusts        15           --        --            15
Other expense, net                                           (4)          --        --            (4)
                                                         ------      -------     -----         -----
(Loss) income before income taxes and equity income          (1)          --       (16)           15
Provision (benefit) for income taxes                          2           --        (6)(4)         8
                                                         ------      -------     -----         -----
   (Loss) income before equity income                        (3)          --       (10)            7
Equity income of affiliated companies, net of tax            --           --        --            --
                                                         ------      -------     -----         -----
Net (loss) income from continuing operations             $   (3)     $    --     $ (10)        $   7
                                                         ======      =======     =====         =====
Basic and diluted (loss) earnings per share:
 Per share - basic                                       $(0.03)                               $0.06
 Weighted average shares outstanding - basic              109.0                                109.0
 Per share - assuming dilution                           $(0.03)                               $0.06
 Weighted average shares outstanding - diluted            109.0                                109.2

     See accompanying notes to pro forma consolidated financial statements.

                              HERCULES INCORPORATED
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2001
                                   (UNAUDITED)

                                                              (In millions, except per share)
                                                                    Pro Forma Adjustments
                                                                   ----------------------
                                                                     Water
                                                                   Treatment     Other
                                                       Hercules(5)  Business  Adjustments    Pro Forma
                                                       ----------- ---------  -----------    ---------
Net Sales                                                $  498      $    --                   $ 498
 Cost of Sales                                              326           --        (4)(2)       330
 Selling, general and administrative expenses               101           --        --           101
 Research and development                                    15           --        --            15
 Goodwill and intangible asset amortization                   7           --        --             7
 Other operating expenses, net                                3           --        --             3
                                                         ------      -------     -----         -----
   Profit from operations                                    46                      4            42
Interest and debt expense                                    55           --        36(3)         19
Preferred security distributions of subsidiary trusts        15           --                      15
Other expense, net                                           (2)          --                      (2)
                                                         ------      -------     -----         -----
(Loss) income before income taxes and equity loss           (26)          --       (32)            6
(Benefit) provision for income taxes                        (10)          --       (11)(4)         1
                                                         ------      -------     -----         -----
   (Loss) income before equity loss                         (16)          --       (21)            5
Equity loss of affiliated companies, net of tax              (3)          --                      (3)
                                                         ------      -------     -----         -----
Net (loss) income from continuing operations             $  (19)     $    --     $ (21)        $   2
                                                         ======      =======     =====         =====
Basic and diluted (loss) earnings per share:
 Per share - basic                                       $(0.17)                               $0.02
 Weighted average shares outstanding - basic              107.9                                107.9
 Per share - assuming dilution                           $(0.17)                               $0.02
 Weighted average shares outstanding - diluted            107.9                                108.1

     See accompanying notes to pro forma consolidated financial statements.

                              HERCULES INCORPORATED
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2002
                                   (UNAUDITED)

ASSETS                                                            Hercules    Business(6)  Adjustments       Pro Forma
                                                                  --------    -----------  -----------       ---------
Current assets
 Cash and cash equivalents                                         $    52      $    --      $   271(7)       $   323
 Accounts and notes receivable, net                                    318           --           --              318
 Inventories                                                           161           --           --              161
 Assets of business held for sale                                    1,914       (1,914)          --               --
                                                                   -------      -------      -------          -------
   Total current assets                                              2,445       (1,914)         271              802
Property, plant, and equipment                                       1,866           --           --            1,866
Accumulated depreciation and amortization                           (1,208)          --           --           (1,208)
                                                                   -------      -------      -------          -------
 Net property, plant, and equipment                                    658           --           --              658
Goodwill and other intangible assets, net                              610           --           --              610
Other assets                                                           775           --          (72)(9)          703
                                                                   -------      -------      -------          -------
   Total assets                                                    $ 4,488      $(1,914)     $   199          $ 2,773
                                                                   =======      =======      =======          =======
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
 Accounts payable                                                  $   131      $    --      $    --          $   131
 Accrued expenses                                                      515           --          (24)(10)         491
 Short-term debt                                                       205           --         (181)(7)           24
 Liabilities of business held for sale                                 280         (280)          --               --
                                                                   -------      -------      -------          -------
   Total current liabilities                                         1,131         (280)        (205)             646
Long-term debt                                                       1,984           --       (1,313)(8)          671
Deferred income taxes                                                  191           --           --              191
Postretirement benefits and other liabilities                          478           --           --              478
Commitments and contingencies                                           --           --           --               --
Company-obligated preferred securities of subsidiary trusts            624           --           --              624
Stockholders' equity
 Series preferred stock                                                 --           --           --               --
 Common stock (shares issued:
   2002 - 159,984,444)                                                  83           --           --               83
 Additional paid-in capital                                            691           --           --              691
 Unearned compensation                                                (104)          --           --             (104)
 Other comprehensive losses                                           (273)         113           --             (160)
 Retained earnings                                                   1,520       (1,747)       1,717(11)        1,490
                                                                   -------      -------      -------          -------
                                                                     1,917       (1,634)       1,717            2,000
Reacquired stock, at cost (shares:
   2002 - 50,964,488)                                               (1,837)          --           --           (1,837)
                                                                   -------      -------      -------          -------
     Total stockholders' equity                                         80       (1,634)       1,717              163
                                                                   -------      -------      -------          -------
       Total liabilities and stockholders' equity                  $ 4,488      $(1,914)     $   199          $ 2,773
                                                                   =======      =======      =======          =======

     See accompanying notes to pro forma consolidated financial statements.

                              HERCULES INCORPORATED
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

1. Eliminates the results of operations of our Water Treatment Business for the period as if the divestiture had been completed as of the beginning of the period presented.

2. Pursuant to a distribution agreement with GESM, the Company will continue to purchase some products from the Water Treatment Business. This adjustment is the estimated incremental cost of purchasing product from an outside manufacturer (GESM) and reducing gross profit to a distribution profit only.

3. Reflects the reduction in interest expense attributable to the application of the proceeds from the Water Treatment Business sale to the reduction in long-term debt.

4. Reflects income tax effect of pro forma adjustments at a U.S. federal statutory rate of 35%.

5. Reflects the results from continuing operations of the Company, which already exclude the Water Treatment Business as this business has been reported as a discontinued operation, for the respective period.

6. Eliminates the assets and liabilities attributed to the Water Treatment Business as if the divestiture had been completed as of the balance sheet date.

7. Reflects the application of the estimated proceeds of the sale of the Water Treatment Business to prepay debt outstanding under Tranche A, Tranche D, the revolving credit facility and the ESOP Note, as follows:

                                    (in millions)

Gross Proceeds                       $ 1,800
Principal Repayments
 Tranche A                   $ 436
 Tranche D                     370
 Revolver                      605
 ESOP                           75     1,486
                             ---------------

                                         314
Prepayment penalties                     (34)
Tax withholdings                          (9)
                                     -------

 Cash                                  $ 271
                                     =======

         The cash balance of $271 million includes $65 million of sale proceeds that was used on April 29, 2002 to repay borrowings against the revolver made during April to make a pension fund contribution.

8. Reflects principal repayments of $1,486 million plus the write-off of the remaining unamortized fair market value step-up on the ESOP credit facility of $8 million.

                              HERCULES INCORPORATED
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

9. Reflects the elimination of transaction costs of $55 million which are deferred at March 31, 2002 and the write-off of $17 million in debt issuance costs.

10. Reflects elimination of accrued taxes related to reorganization related activities undertaken to facilitate the transaction which were withheld from the gross proceeds by GESM and the tax impact of prepayment penalties, debt issuance costs and ESOP fair market value adjustments.

11.      Reflects the following:

                                                                   (in millions)

Gross proceeds                                                          $ 1,800
Transaction costs                                                           (55)
Prepayment penalties, net of taxes at 35%                                   (22)
Write-off of unamortized debt issuance costs, net of taxes at 35%           (11)
Write-off of ESOP debt fair market value step-up, net of taxes at 35%         5
                                                                        -------

  Adjustment to retained earnings                                       $ 1,717
                                                                        =======

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     HERCULES INCORPORATED



July 19, 2002                    By: /s/ Israel J. Floyd
                                     -------------------------------------
                                     Israel J. Floyd
                                     Corporate Secretary and General Counsel